UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2006
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

PG&E Corporation
One Market, Spear Tower
Suite 2400
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)
(415) 267-7000
(Registrant's telephone number, including area code)

Pacific Gas and Electric Company
77 Beale Street
P.O. Box 770000
San Francisco, California 94177
(Address of principal executive offices) (Zip Code)
(415) 973-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
The information included in this Current Report on Form 8-K, including Exhibit 99, is being furnished, not filed, pursuant to Item 7.01 of Form 8-K.

On May 10, 11, and 12, 2006, members of PG&E Corporation’s management will participate in panel discussions and meetings during the Goldman Sachs 6th Annual Power and Utility Conference, at which the materials attached hereto as Exhibit 99 will be used.

The materials attached as Exhibit 99 contain forward-looking statements regarding management’s guidance for PG&E Corporation’s 2006 and 2007 earnings per share from operations, capital expenditures, Pacific Gas and Electric Company’s (Utility) rate base and rate base growth, anticipated costs and benefits from various initiatives to improve business processes, anticipated electric resources, and targeted average annual growth rate for PG&E Corporation’s earnings per share from operations, over the 2006-2010 period. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2006-2010 period and that the Utility earns an authorized return on equity of 11.35%. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

—	Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility’s ability to earn its authorized rate of return;
—	How the Utility manages its responsibility to procure electric capacity and energy for its customers;
—	The adequacy and price of natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the natural gas market for its customers;
—
The operation of the Utility’s Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon;

—
Whether the Utility is able to recognize the anticipated cost benefits and savings to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology;

—
The outcome of proceedings pending at the Federal Energy Regulatory Commission and the California Public Utilities Commission (CPUC), including the Utility’s 2007 General Rate Case and the CPUC’s pending investigation into the Utility’s billing and collection practices;

—
How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC’s decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;

—	The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
—	Increased municipalization and other forms of bypass in the Utility’s service territory; and
—	Other factors discussed in PG&E Corporation's and Pacific Gas and Electric Company’s SEC reports.

Item 9.01 Financial Statements and Exhibits
Exhibits

The following exhibits are being furnished, and are not deemed to be filed:
Exhibit 99:    PG&E Corporation’s Materials Used at the Goldman Sachs 6th Annual Power and Utility Conference, Las Vegas, Nevada, May 10-12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

Dated: May 10, 2006